Joint Filer Information

Name of Joint Filer:                Hicks, Muse, Tate & Furst Private Equity Fund IV, L.P.

Address of Joint Filer:             c/o Hicks, Muse, Tate & Furst Incorporated
                                    200 Crescent Court, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:  August 1, 2013

Issuer Name and Ticker Symbol:      LIN Media LLC (NYSE: LIN)

Signature:                          HICKS, MUSE, TATE & FURST PRIVATE EQUITY FUND IV, L.P.

                                    By:  HM4 Partners, L.P., its general partner

                                    By:  Hicks, Muse GP Partners L.A., L.P., its general
                                         partner

                                    By:  Hicks, Muse Latin America Fund I
                                         Incorporated, its general partner

                                    By:  /s/ William G. Neisel
                                         ------------------------------------------
                                         William G. Neisel
                                         Treasurer

Joint Filer Information

Name of Joint Filer:                HM4 Partners, L.P.

Address of Joint Filer:             c/o Hicks, Muse, Tate & Furst Incorporated
                                    200 Crescent Court, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:  August 1, 2013

Issuer Name and Ticker Symbol:      LIN Media LLC (NYSE: LIN)

Signature:                          HM4 Partners, L.P.

                                    By:  Hicks, Muse GP Partners L.A., L.P., its
                                         general partner

                                    By:  Hicks, Muse Latin America
                                         Fund I Incorporated, its general partner

                                    By:  /s/ William G. Neisel
                                         ------------------------------------------
                                         William G. Neisel
                                         Treasurer

Joint Filer Information

Name of Joint Filer:                Hicks, Muse GP Partners L.A., L.P.

Address of Joint Filer:             c/o Hicks, Muse, Tate & Furst Incorporated
                                    200 Crescent Court, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:  August 1, 2013

Issuer Name and Ticker Symbol:      LIN Media LLC (NYSE: LIN)

Signature:                          Hicks, Muse GP Partners L.A., L.P.

                                    By:  Hicks, Muse Latin America
                                         Fund I Incorporated, its general partner

                                    By:  /s/ William G. Neisel
                                         ------------------------------------------
                                         William G. Neisel
                                         Treasurer

Joint Filer Information

Name of Joint Filer:                Hicks, Muse Latin America Fund I Incorporated

Address of Joint Filer:             c/o Hicks, Muse, Tate & Furst Incorporated
                                    200 Crescent Court, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:  August 1, 2013

Issuer Name and Ticker Symbol:      LIN Media LLC (NYSE: LIN)

Signature:                          HICKS, MUSE LATIN AMERICA FUND I INCORPORATED

                                    By:  /s/ William G. Neisel
                                         ------------------------------------------
                                         William G. Neisel
                                         Treasurer